Fees Summary	Aug. 02, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,243,872,000
Previously Paid Amount	0
Total Fee Amount	183,595.5
Total Offset Amount	0
Net Fee	$ 183,595.5